Exhibit 10.35  Lease  Extension   Agreement  Between  Steroben   Associates  and
               Technology Service Group, Inc. Dated August 1, 1996.


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                            LEASE EXTENSION AGREEMENT

This agreement made and entered into this 30th day of August, 1996, by and between STEROBEN ASSOCIATES, hereinafter called the "Lessor" and Technology Service Group, Inc., hereinafter referred to as "Lessee".

Whereas by Lease dated August 1, 1986, Lessor or predecessors in title leased unto Lessee or predecessor in title, certain premises situate in the Town of Orange in the County of Orange, Virginia, and fronting along the northern margin of 315 Byrd Street in said town.

Whereas, Lessor and Lessee mutually desire to extend said lease as set forth below:

1. Now Therefore, in consideration of the premises and other good and valuable consideration, parties mutually agree to extend the said lease referenced above, for an additional term of one (1) year from August 1, 1996 to July 31, 1997, upon the same terms, conditions and covenants as therein contained, yielding and paying therefore during the continuance of this lease extension, a monthly rental of Six Thousand Six Hundred Seventy Five Dollars ($6,675.00), payable monthly in advance, with the right herein given to Lessee to renew the lease for five (5) additional terms of one (1) year each, by giving Lessor ninety (90) days written notice prior to the end of the then current term. If the lease is not renewed for any additional term of one (1) year the lease will run on a month to month basis and can be terminated by either party by giving ninety (90) days prior written notice to the other party.

2. All other terms and conditions of the original lease dated August 1, 1986, will remain in full force and effect throughout the extension periods.

The rights, privileges and terms herein shall extend to and be binding upon the Lessor and Lessee and their representatives, heirs, successors and assigns.

In witness whereof, Lessor and Lessee have hereunto set their hands and seals the day and year first written above.

Signed sealed and delivered in the presence of:

                                            STEROBEN ASSOCIATES

_____________________________               BY:  /s/ HB Sedwick           (SEAL)
                                                ---------------------------
                                            GENERAL PARTNER

                                            TECHNOLOGY SERVICE GROUP, INC.

/s/  Juanita Estes                          BY:  /s/ Ned Rebich           (SEAL)
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